[LOGO] FIRST INVESTORS

GOVERNMENT FUND










The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is

JANUARY 26, 2001
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[Logo] First Investors

Contents

OVERVIEW OF THE GOVERNMENT FUND
What is the Government Fund?.........................................4
     Objective.......................................................4
     Primary Investment Strategies...................................4
     Primary Risks...................................................4
Who should consider buying the Government Fund?......................4
How has the Government Fund performed?...............................5
What are the fees and expenses of the Government Fund?...............6

THE GOVERNMENT FUND IN DETAIL
What are the Government Fund's objective,
principal investment strategies and principal risks?.................8
Who manages the Government Fund?.....................................9

BUYING AND SELLING SHARES
How and when does the Fund price its shares?........................10
How do I buy shares?................................................10
Which class of shares is best for me?...............................11
How do I sell shares?...............................................13
Can I exchange my shares for the shares of
other First Investors Funds?........................................13

ACCOUNT POLICIES
What about dividends and capital gain distributions?................14
What about taxes?...................................................15
How do I obtain a complete explanation of all
account privileges and policies?....................................15

FINANCIAL HIGHLIGHTS  ..............................................15

OVERVIEW OF THE GOVERNMENT FUND

WHAT IS THE
GOVERNMENT FUND?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Primary Investment Strategies:

The Fund primarily invests in obligations ("mortgage backed securities") issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities, guaranteed by the Government National Mortgage Association ("GNMA"). Mortgage-backed securities guaranteed by the GNMA are commonly known as Ginnie Maes. The yields on Ginnie Maes are higher than on U.S. Treasury securities with comparable maturities. Because GNMA guarantees the timely payment of principal and interest to investors in the pools, the Fund's primary strategies revolve around managing interest rate risk, prepayment risk and extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its Ginnie Mae holdings.

Primary Risks:

While Ginnie Maes are guaranteed as to payment of principal and interest, this guarantee does not apply in any way to the market prices of these securities or the Fund's share price, both of which will fluctuate. There are three main risks of investing in Ginnie Maes: interest rate risk, prepayment risk, and extension risk. When interest rates rise, Ginnie Maes tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk. When interest rates fall, homeowners also tend to refinance their mortgages. When this occurs, the Fund loses the benefit of higher yielding mortgages and must reinvest in lower interest rate mortgages. This is prepayment risk. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines. Accordingly, the value of your investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER
BUYING THE GOVERNMENT
FUND?

The Government Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

o Are seeking an investment which offers both current income and credit safety,

o Are willing to accept fluctuations in the value of your investment and the income it produces as a result of changes in interest rates and mortgage refinancings, and

o Have a long-term investment horizon and are able to ride out market cycles.

You should keep in mind that the Government Fund is not a complete investment program. For most investors, a complete program should include stock, bond and money market funds. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program could result in a loss.

HOW HAS THE GOVERNMENT FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIALS.]

1991            15.74%
1992             5.90%
1993             3.99%
1994            -3.22%
1995            14.98%
1996             3.51%
1997             8.40%
1998             6.06%
1999             0.45%
2000            10.10%

During the periods shown, the highest quarterly return was 5.59% (for the quarter ended September 30, 1991) and the lowest quarterly return was -2.81% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares of the fund compare to those of the Salomon Brothers Mortgage Index ("Mortgage Index") and the Salomon Brothers Government Index ("Government Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and Federal Housing Administration ("FHA") and GNMA project notes. The Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. The indexes do not take into account fees and expenses that an investor would incur in holding the securities in the indexes. If they did so, the returns would be lower than those shown.

                                                               INCEPTION
                       1 YEAR*     5 YEARS*   10 YEARS*     CLASS B SHARES
                                                               (1/12/95)

CLASS A SHARES         3.20%        4.30%       5.75%            N/A

CLASS B SHARES         5.26%        4.54%        N/A            6.24%

MORTGAGE INDEX        11.29%        6.90%       7.88%           8.48%**

GOVERNMENT INDEX      13.15%        6.52%       7.94%           8.42%**

*THE ANNUAL RETURNS ARE BASED UPON CALENDAR YEARS.
**THE AVERAGE ANNUAL TOTAL RETURN SHOWN IS FOR THE PERIOD 1/1/95 TO 12/31/00.

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WHAT ARE THE FEES AND EXPENSES OF THE
GOVERNMENT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(fees paid directly from your investment)         CLASS A SHARES  CLASS B SHARES

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                 6.25%               None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                          None*               4.0%**
--------------------------------------------------------------------------------
*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.
**4% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER 8 YEARS.

ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                DISTRIBUTION                   TOTAL ANNUAL
                MANAGEMENT      AND SERVICE                    FUND OPERATING     FEE          NET
                  FEES            (12b-1)         OTHER           EXPENSES        WAIVER     EXPENSES
                  (1)             FEES(2)      EXPENSES (3)       (3),(4)         (1),(2)      (4)
CLASS A SHARES   1.00%            0.25%          0.30%             1.55%           0.45%       1.10%

CLASS B SHARES   1.00%            1.00%          0.30%             2.30%           0.45%       1.85%

(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.
(2) THE MAXIMUM 12b-1 FEE PAYABLE BY THE FUND ON CLASS A SHARES IS 0.30%. BECAUSE THE FUND PAYS RULE 12B-1 FEES, LONG-TERM SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
(3) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 THE ADVISER ASSUMED FOR EACH CLASS OF SHARES OF THE FUND CERTAIN OTHER EXPENSES THAT WERE IN EXCESS OF 0.25%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.25% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.
(4) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

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EXAMPLE:

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                     One Year      Three Years      Five Years       Ten Years
If you redeem your shares:
----------------------------------------------------------------------------------------------
Class A Shares                         $730           $1,043           $1,377         $2,319
----------------------------------------------------------------------------------------------
Class B Shares                         $588             $975           $1,389         $2,412*
----------------------------------------------------------------------------------------------
If you do not redeem your shares:
----------------------------------------------------------------------------------------------
Class A Shares                         $730           $1,043           $1,377         $2,319
----------------------------------------------------------------------------------------------
Class B Shares                         $188             $675           $1,189         $2,412*
----------------------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE GOVERNMENT FUND IN DETAIL

WHAT ARE THE GOVERNMENT FUND'S OBJECTIVE,
PRINCIAPL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:

The Fund invests at least 80% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the GNMA. These securities are commonly known as Ginnie Maes. They represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. The GNMA guarantees the timely payment of principal and interest to the investors in the pools. The GNMA will only guarantee pools of mortgages that are insured by the Federal Housing Administration, Veterans Administration, or Farmers Home Administration. The Fund also invests in U.S. Treasury securities and mortgage-backed securities that are guaranteed by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Because there is essentially no credit risk associated with an investment in Ginnie Maes, the Fund's investment strategy revolves around managing interest rate risk, prepayment risk, and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust duration by buying or selling U.S. Treasury securities. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing U.S. Treasury securities with shorter maturities or selling U.S. Treasury securities with longer maturities. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings of Ginnie Maes. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying Ginnie Maes with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing Ginnie Maes with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rate, economic and market conditions. In selecting investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or if it fails to meet the expectations of the portfolio manager.

The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Fund:

Interest Rate Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to interest rate risk. In general, the market prices of these securities rise when interest rates fall and fall when interest rates rise. Short-term interest rates and long-term interest rates do not necessarily move in the same direction or in the same amounts. Mortgage-backed securities with longer maturities tend to be more sensitive to interest rate changes than those with shorter maturities.

Prepayment Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, mortgages in the mortgage-pools suffer a higher rate of prepayment. As a result, investors in the pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

Extension Risk:

Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

WHO MANAGES THE
GOVERNMENT FUND?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. FIMCO has been an investment adviser to the First Investors Family of Mutual Funds since 1965. It served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.9 billion as of January 12, 2001. FIMCO is responsible for supervising all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended September 30, 2000, FIMCO received advisory fees of 0.60% of the Fund's average daily net assets, net of waiver.

Clark D. Wagner serves as Portfolio Manager of the Fund. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

BUYING AND SELLING SHARES

HOW AND WHEN DOES
THE FUND PRICE ITS
SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate its NAV, the Fund first values assets, subtracts liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000 to open a non-retirement Fund account. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                 CLASS A SHARES

YOUR INVESTMENT                         SALES CHARGE AS A PERCENTAGE OF
                                   OFFERING PRICE        NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $25,000                      6.25%                         6.67%
--------------------------------------------------------------------------------
$25,000-$49,999                        5.75                          6.10
--------------------------------------------------------------------------------
$50,000-$99,999                        5.50                          5.82
--------------------------------------------------------------------------------
$100,000-$249,999                      4.50                          4.71
--------------------------------------------------------------------------------
$250,000-$499,999                      3.50                          3.63
--------------------------------------------------------------------------------
$500,000-$999,999                      2.50                          2.56
--------------------------------------------------------------------------------
$1,000,000 or more                      0*                            0*
--------------------------------------------------------------------------------
*IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                 CLASS B SHARES

YEAR OF REDEMPTION                    CDSC AS A PERCENTAGE OF PURCHASE PRICE
                                            OR NAV AT REDEMPTION
--------------------------------------------------------------------------------
Within the 1st or 2nd year                           4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                           3
--------------------------------------------------------------------------------
In the 5th year                                      2
--------------------------------------------------------------------------------
In the 6th year                                      1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                     0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by:

o Contacting your Representative who will place a redemption order for you;

o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198;

o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE
MY SHARES FOR THE SHARES OF OTHER
FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

ACCOUNT POLICIES

WHAT ABOUT DIVIDENDS
AND CAPITAL GAIN
DISTRIBUTIONS?

To the extent that it has net investment income, the Fund will declare on a daily basis, and pay on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends of net short-term capital gains (if any) are taxable to you as ordinary income. Distributions of net long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL
ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

GOVERNMENT FUND


PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------------
                     Income from Investment Operations                       Less Distributions from

           Net Asset                 Net Realized                                                                Net Asset
            Value at     Net        and Unrealized      Total from       Net           Net                        Value at
           Beginning  Investment    Gain (Loss) on      Investment    Investment    Realized       Total           End of
           of Period   Income        Investments        Operations      Income        Gains     Distributions      Period
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------------

1995(d)     $10.50      $.71          $.82              $1.53           $.72         $--          $.72          $11.31

1996(d)      11.31       .68          (.30)               .38            .64          --           .64           11.05

1997(d)      11.05       .69           .21                .90            .66          --           .66           11.29

1998(a)      11.29       .49           .18                .67            .47          --           .47           11.49

1999(e)      11.49       .63          (.58)               .05            .61          --           .61           10.93

2000(e)      10.93       .65           .02                .67            .66          --           .66           10.94

-------------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------------
1995(b)     $10.52      $.63          $.80              $1.43           $.64         $--          $.64          $11.31

1996(d)      11.31       .60          (.31)               .29            .56          --           .56           11.04

1997(d)      11.04       .61           .21                .82            .59          --           .59           11.27

1998(a)      11.27       .42           .19                .61            .40          --           .40           11.48

1999(e)      11.48       .54          (.57)              (.03)           .53          --           .53           10.92

2000(e)      10.92       .57           .02                .59            .58          --           .58           10.93
-------------------------------------------------------------------------------------------------------------------------------
* CALCULATED WITHOUT SALES CHARGES.
+ ANNUALIZED.
++ NET OF EXPENSES WAIVED OR ASSUMED.
(a) FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998.
(b) FOR THE PERIOD JANUARY 12, 1995 (DATE CLASS B SHARES FIRST OFFERED)
    TO DECEMBER 31, 1995.
(d) FOR THE CALENDAR YEAR ENDED DECEMBER 31.
(e) FOR THE FISCAL YEAR ENDED SEPTEMBER 30.


                                                      16

GOVERNMENT FUND



             TOTAL      RATIOS/SUPPLEMENTAL DATA
            RETURN
-----------------------------------------------------------------------------------------------------------------------
                                        Ratio to Average Net Assets++           Ratio to Average Assets
                                                                                    Before Expenses
                                                                                   Waived or Assumed

                                                        Net                                    Net         Portfolio
              Total     Net Assets at                 Investment                            Investment      Turnover
             Return*    End of Period    Expenses       Income               Expenses         Income          Rate
               (%)      (in millions)       (%)          (%)                    (%)             (%)            (%)
-----------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------

1995(d)        14.98         $217           1.38          6.50                  1.61           6.27           163

1996(d)         3.51          187           1.39          6.15                  1.63           5.90           121

1997(d)         8.40          170           1.34          6.16                  1.64           5.86           134

1998(a)         6.03          161           1.28+         5.71+                 1.62+          5.37+           62

1999(e)          .50          140           1.19          5.58                  1.57           5.20            99

2000(e)         6.38          124           1.12          6.05                  1.55           5.62            26

-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
1995(b)        13.94        $   1           2.13+         5.75+                 2.37+          5.51+          163

1996(d)         2.73            1           2.09          5.45                  2.34           5.20           121

1997(d)         7.60            2           2.04          5.46                  2.34           5.16           134

1998(a)         5.54            3           1.98+         5.01+                 2.32+          4.67+           62

1999(e)         (.25)           3           1.93          4.84                  2.31           4.46            99

2000(e)         5.56            3           1.87          5.30                  2.30           4.87            26
-------------------------------------------------------------------------------------------------------------------
* CALCULATE WITHOUT SALES CHARGES.
+ ANNUALIZED.
++ NET OF EXPENSES WAIVED OR ASSUMED.
(a) FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998.
(b) FOR THE PERIOD JANUARY 12, 1995 (DATE CLASS B SHARES FIRST OFFERED) TO
    DECEMBER 31, 1995.
(d) FOR THE CALENDAR YEAR ENDED DECEMBER 31.
(e) FOR THE FISCAL YEAR ENDED SEPTEMBER 30.


                                                                                17

[LOGO] FIRST INVESTORS

GOVERNMENT FUND

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional
Information (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

Shareholder Manual:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

TELEPHONE:  1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO: FIRST
INVESTORS GOVERNMENT FUND, INC. 811-3967)